UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018

ONCOSEC MEDICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5820 Nancy Ridge Drive
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On May 8, 2018, OncoSec Medical Incorporated (“OncoSec”) issued a press release announcing the Clinical Trial Collaboration and Supply Agreement (“Agreement”) with Merck (known as MSD outside the United States and Canada). A copy of the press release is being furnished as Exhibit 99.1 to this Current Report.

Pursuant to the Agreement, OncoSec and Merck will evaluate the combination of OncoSec's ImmunoPulse® IL-12 with Merck's anti-PD-1 therapy KEYTRUDA® (pembrolizumab) in a Phase 2 clinical trial. Under the Agreement, OncoSec will sponsor and fund the Phase 2 study of ImmunoPulse® IL-12 in combination with KEYTRUDA® in patients to evaluate the safety and efficacy of the combination in patients with inoperable locally advanced or metastatic triple negative breast cancer (TNBC) who have previously failed at least one systemic chemotherapy or immunotherapy.

The study will be a Phase 2, Simon 2-stage minimax design, non-comparative, open-label, single-arm, multicenter study. The study is planned to enroll approximately 25 subjects (15 subjects in Stage 1 and, if appropriate, another 10 subjects in Stage 2) and the trial is expected to commence in mid-2018.

The information in Item 8.01 of this Current Report, including the attached Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 8.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to this Current Report in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of OncoSec Medical Incorporated dated May 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Dated: May 10, 2018	By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
President & Chief Executive Officer